Exhibit 99.13

Ex. D – Amended & Restated Registration Rights Agreement

RESTATED REGISTRATION RIGHTS AGREEMENT

RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 19, 2021, by and among Quest Patent Research Corporation, a Delaware corporation, (the “Company”), and Intelligent Partners LLC, a Delaware limited liability company (“IPLLC”), Andrew C. Fitton (“Fitton:”) and Michael Carper (“Carper”, and, together with IPLLC and Fitton, collectively the “Stockholders” and each, a “Stockholder,” and the Stockholders, together with the Company are collectively referred to as the “Parties” and each a “Party”).

WHEREAS:

A.	Fitton and Carper are the owners of 50,000,000 shares (the “Initial Shares”) of the Company’s common stock, par value $0.00003 per share (the “Common Stock”), which shares were issued pursuant to the Securities Purchase Agreement dated October 22, 2015 among the Company, certain of its subsidiaries and United Wireless Holdings, Inc. (“United”), which shares were transferred to Fitton and Carper, as transferee of United, and IPLLC was the holder of an option to purchase up to 50,000,000 shares of Common Stock at varying exercise prices through September 30, 2020, which option has expired without being exercised.

B.	In connection with that certain Restructure Agreement dated the date of this Agreement, (as amended and in effect from time to time, the “Restructure Agreement”) the Company has agreed to issue and sell to Fitton and Carper a total of 46,296,296 shares (“Conversion Shares”) of Common Stock pursuant to the Stock Purchase Agreement, as defined in the Restructure Agreement and dated the date of this Agreement and (ii) to grant to IPLLC an Option (the “Restructure Option”) to purchase up to 50,000,000 additional shares of Common Stock (the “Option Shares”) in accordance with the terms of the Option Grant, as defined in the Restructure Agreement, and dated the date of this Agreement.

C.	In accordance with the terms of the Restructure Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

D.	The Company and IPLLC are parties to the 2015 Registration Rights Agreement, as defined in the Restructure Agreement, and the rights of United pursuant to such agreement are held by Fitton and Carper with respect to the Initial Shares.

E.	The Parties desire to restate and amend the 2015 Registration Rights Agreement in its entirety to provide for the registration of the Registrable Securities, as hereinafter defined, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholders hereby agree as follows:

1)	DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Restructure Agreement. As used in this Agreement, the following terms shall have the following meanings:

a)	“Additional Effective Date” means the date the Additional Registration Statement is declared effective by the SEC.

b)	“Additional Effectiveness Deadline” means the date which is the earlier of (i) (a) in the event that the Additional Registration Statement is not subject to a full review by the SEC, as soon as practicable but no later than thirty (30) calendar days after the earlier of the Additional Filing Date and the Additional Filing Deadline, or (b) in the event that the Additional Registration Statement is subject to a full review by the SEC, as soon as practicable but no later than one hundred twenty (120) calendar days after the earlier of the Additional Filing Date and the Additional Filing Deadline; provided, however, that if the Additional Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business provided, further, that if the Additional Effectiveness Deadline falls on a date on which the Company’s financial statements would be “stale” for purposes of complying with Regulation S-X under the Securities Act, the Additional Effectiveness Deadline shall be extended to the earlier of thirty (30) calendar days following the earlier of the date on which the Company (x) is next required to file its financial statements on Form 10-K or Form 10-Q under the Exchange Act, and (y) actually files its financial statements on Form 10-K or Form 10-Q under the Exchange Act, in each case without regard to any extension pursuant to Rule 12b-25 under the Exchange Act.

c)	“Additional Filing Date” means the date on which the Additional Registration Statement is filed with the SEC.

d)	“Additional Filing Deadline” means if any Registrable Securities are required to be included in any Additional Registration Statement, the later of (i) as soon as practicable but no later than the date that is sixty (60) days after the date that the Holders advise the Company that sixty percent (60%) of the Registrable Securities registered under the immediately preceding Registration Statement have been sold pursuant to such Registration Statement and (ii) the date six (6) months from the Initial Effective Date or the Effective Date of the most recently filed Registration Statement, as applicable; provided, that, in each case, if the Company’s Common Stock is not quoted on an existing trading market for the purpose of conducting an at the market offering under Rule 415, the Additional Filing Deadline shall be no earlier than the third Business Day following the date on which the Stockholders provide the Company with written information as to the fixed price at which they plan to offer and sell the Additional Registrable Securities pursuant to such Additional Registration Statement; provided, further, that if the Additional Filing Deadline falls on a date on which the Company’s financial statements would be “stale” for purposes of complying with Regulation S-X under the Securities Act, the Additional Filing Deadline shall be extended to the earlier of thirty (30) calendar days following the earlier of the date on which the Company (x) is next required to file its financial statements on Form 10-K or Form 10-Q under the Exchange Act, and (y) actually files its financial statements on Form 10-K or Form 10-Q under the Exchange Act, in each case without regard to any extension pursuant to Rule 12b-25 under the Exchange Act.

e)	“Additional Registrable Securities” means, any Registrable Securities not previously included on a Registration Statement up to a maximum of 50,000,000 shares in any Additional Registration Statement, and any capital stock of the Company issued or issuable with respect to the such shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise pursuant to Rule 416 of the SEC pursuant to the 1933 Act

f)	“Additional Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering any Additional Registrable Securities.

g)	“Additional Required Registration Amount” means up to 50,000,000 Registrable Securities not previously included on a Registration Statement, and any capital stock of the Company issued or issuable with respect to the such shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise pursuant to Rule 416 of the SEC pursuant to the 1933 Act.

h)	“Business Day” means any day other than Saturday, Sunday or any other day on which either commercial banks in the City of New York are authorized or required by law to remain closed or the New York Stock Exchange, Inc. is not open for a full business day.

i)	“Closing Date” shall have the meaning set forth in the Restructure Agreement

j)	“Effective Date” means the Initial Effective Date and the Additional Effective Date, as applicable.

k)	“Effectiveness Deadline” means the Initial Effectiveness Deadline and the Additional Effectiveness Deadline, as applicable.

l)	“Eligible Market” means the Principal Market, or any exchange or market that is operated by The New York Stock Exchange, Inc., NASDAQ, or OTC Markets or other similar over-the-counter markets.

m)	“Filing Deadline” means the Initial Filing Deadline and the Additional Filing Deadline, as applicable.

n)	“Holder” means any Stockholder or and any transferees or assignees thereof to whom a Stockholder Holder assigns all or part of its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferees or assignees thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

o)	“Initial Effective Date” means the date that the Initial Registration Statement has been declared effective by the SEC.

p)	“Initial Effectiveness Deadline” means the date which is (i) in the event that the Initial Registration Statement is not subject to a full review by the SEC, one hundred twenty (120) calendar days after the Initial Closing Date or (ii) in the event that the Initial Registration Statement is subject to a full review by the SEC, one hundred eighty (180) calendar days after the Initial Closing Date; provided, further, that if the Initial Effectiveness Deadline falls on a date on which the Company’s financial statements would be “stale” for purposes of complying with Regulation S-X under the Securities Act, the Initial Effectiveness Deadline shall be extended to the earlier of thirty (30) calendar days following the earlier of the date on which the Company (x) is next required to file its financial statements on Form 10-K or Form 10-Q under the Exchange Act, and (y) actually files its financial statements on Form 10-K or Form 10-Q under the Exchange Act, in each case without regard to any extension pursuant to Rule 12b-25 under the Exchange Act.. A review by the SEC shall be deemed to be a full review unless the SEC expressly advised the Company or its counsel that the review is less than a full review.

q)	“Initial Filing Date” means the date on which the Initial Registration Statement is filed with the SEC.

r)	“Initial Filing Deadline” means the date which is sixty (60) calendar days after the Closing Date; provided, that, if the Company’s Common Stock is not quoted on an existing trading market for the purpose of conducting an at the market offering under Rule 415, the Initial Filing Deadline shall be no earlier than the second Business Day following the date on which the Holder provides the Company with written information as to the fixed price at which it plans to offer and sell the Registrable Securities pursuant to the Registration Statement; provided, however, that if the Initial Filing Deadline falls on a date on which the Company’s financial statements would be “stale” for purposes of complying with Regulation S-X under the Securities Act, the Initial Filing Deadline shall be extended to the earlier of the second (2nd) Business Day following the date on which the Company (x) is next required to file its financial statements on Form 10-K or Form 10-Q under the Exchange Act, and (y) actually files its financial statements on Form 10-K or Form 10-Q under the Exchange Act, in each case without regard to any extension pursuant to Rule 12b-25 under the Exchange Act.

s)	“Initial Registrable Securities” means up to a maximum of 50,000,000 of (i) the Initial Shares, (ii) the Conversion Shares and (iii) the Option Shares and any capital stock of the Company issued or issuable with respect to the Initial Shares, Conversion Shares or the Option Shares, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, pursuant to Rule 416 of the SEC pursuant to the 1933 Act.

t)	“Initial Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Initial Registrable Securities.

u)	“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

v)	“Principal Market” means the principal stock exchange or market on which the Company’s Common Stock is traded (or if not trading, the principal stock exchange or market on which listed or quoted), including any market operated by OTC Markets or any other stock exchange or market. As of the Initial Closing Date, the Principal Market is the OTC Pink Market.

w)	“register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

x)	“Registrable Securities” means the Initial Shares, the Conversion Shares and the Option Shares.

y)	“Registration Statement” means the Initial Registration Statement and the Additional Registration Statement, as applicable.

z)	“Required Holders” means the holders of at least a majority of the Registrable Securities after giving effect to the exercise of the Option in full.

aa)	“Required Registration Amount” means either the Initial Required Registration Amount or the Additional Required Registration Amount, as applicable.

bb)	“Rule 415” means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

cc)	“SEC” means the United States Securities and Exchange Commission.

dd)	“Trading Day” means any day on which the Common Stock is traded on the Principal Market; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

2)	REGISTRATION.

a)	Initial Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than the Initial Filing Deadline, file with the SEC the Initial Registration Statement on Form S-1 covering the resale of all of the Initial Registrable Securities. The Initial Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Initial Required Registration Amount determined as of the date the Initial Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(e). The Company shall use its best efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline. By 9:30 a.m. New York time on the second Business Day following the Initial Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Initial Registration Statement.

b)	Additional Mandatory Registrations. The Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-1 covering the resale of all of the Additional Registrable Securities not previously registered on an Additional Registration Statement hereunder. To the extent the staff of the SEC does not permit the Additional Required Registration Amount to be registered on an Additional Registration Statement, the Company shall file Additional Registration Statements successively trying to register on each such Additional Registration Statement the maximum number of remaining Additional Registrable Securities until the Additional Required Registration Amount has been registered with the SEC. Each Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the Additional Required Registration Amount determined as of the date such Additional Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(e). The Company shall use its best efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Additional Effectiveness Deadline. By 9:30 a.m. New York time on the second Business Day following the Additional Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Additional Registration Statement.

c)	Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase or decrease in the number of Registrable Securities included therein shall be allocated pro rata among the Holders based on the number of Registrable Securities held by each Holder at the time the Registration Statement covering such initial number of Registrable Securities or increase or decrease thereof is declared effective by the SEC or in such other manner as the Holders shall advise the Company. In the event that a Holder sells or otherwise transfers any of such Holder’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Holders, pro rata based on the number of Registrable Securities then held by such Holders which are covered by such Registration Statement. Except as permitted under this Agreement, the Company shall not include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders.

d)	Legal Counsel. Subject to Section 5 hereof, the Required Holders shall have the right, at their expense, to select one legal counsel to review any registration pursuant to this Section 2 on behalf of the Holders (“Legal Counsel”) as designated by the Required Holders. The Company, its legal counsel, the Required Holders and Legal Counsel shall reasonably cooperate with each other in performing the Parties’ obligations under this Agreement.

e)	Sufficient Number of Shares Registered. In the event that the number of shares available under the Registration Statement filed pursuant to Section 2(a) or Section 2(b) is insufficient to cover the Required Registration Amount of Registrable Securities required to be covered by such Registration Statement or a Holder’s allocated portion of the Registrable Securities pursuant to Section 2(c), the Company shall amend the applicable Registration Statement, or file a new Registration Statement, or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use its commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. Notwithstanding the foregoing, if the number of shares available under the Registration Statement is sufficient to cover the sale of the Initial Shares, Conversion Shares and the shares issuable upon exercise of the Option, the shares not included in the Registration Statement shall be included in an Additional Registration Statement to be filed by the Additional Filing Deadline. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the total of the Initial Shares, plus the Conversion Shares, plus the Option Shares included in the Registration Statement. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the exercise of the Option.

f)	Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (i) the Initial Registration Statement when declared effective fails to register the Initial Registration Amount of Initial Registrable Securities, (ii) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the applicable Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC on or before the applicable Effectiveness Deadline, (an “Effectiveness Failure”) or (iii) on any day after the applicable Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to such Registration Statement or otherwise (including, without limitation, because of the suspension of trading or any other limitation imposed by an Eligible Market but excluding suspensions affecting the market generally, a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a failure to register a sufficient number of shares of Common Stock or a failure to maintain the listing of the Common Stock) (a “Maintenance Failure”) then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity, including, without limitation, specific performance), (A) the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one and one-half percent (1.5%) of the aggregate purchase price paid for such Holder’s Registrable Securities included in such Registration Statement thirty days after each of the following dates: (i) the day of a Filing Failure; (ii) the day of an Effectiveness Failure; (iii) the initial day of a Maintenance Failure; (iv) on the thirtieth day after the date of a Filing Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Filing Failure is cured; (v) on the thirtieth day after the date of an Effectiveness Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Effectiveness Failure is cured; and (vi) on the thirtieth day after the date of a Maintenance Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Maintenance Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 2(f) are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (I) the dates set forth above and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full. Notwithstanding the foregoing, no Registration Delay Payment shall be payable with respect to a Filing Failure if the Registration Statement is declared effective by the Required Effective Date.

3)	RELATED OBLIGATIONS.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(b) or 2(e), the Company will use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a)	The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Holders may sell all of the Registrable Securities covered by such Registration Statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Holders shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). Each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company is advised by the SEC examiner that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 3(c) (which approval is immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request, subject to the proviso in the definition of the Effectiveness Deadlines. The Company shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable, but in no event later than fifteen (15) days after the receipt of comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective, except to the extent that SEC comments require updated financial statements in which case Company shall use its commercially reasonable efforts to respond as soon as practicable.

b)	The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. If amendments and supplements to a Registration Statement are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, Form 10-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

c)	The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least three (3) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. Notwithstanding any other provision of this Agreement, the Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel. The Company shall furnish to Legal Counsel, without charge, copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement and any documents relating to the Registration Statement which are not filed on EDGAR; provided, that the Company shall not be required to provide Legal Counsel with the non-redacted copy of any exhibit for which confidential treatment has been requested or obtained.). The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

d)	The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Holder of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Holders may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Holder who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

e)	The Company shall notify Legal Counsel and each Holder in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver as many copies of such supplement or amendment to Legal Counsel and each Holder as such Persons may reasonably request. The Company shall also promptly notify Legal Counsel in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel by email on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate. By 9:30 a.m. New York City time on the second date following the date any post-effective amendment has become effective, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

f)	The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g)	If any Holder is required under applicable securities laws to be described in the Registration Statement as an underwriter or a Holder believes that it could reasonably be deemed to be an underwriter of Registrable Securities, the Company shall cooperate with such Holder to provide any information reasonably required as a result of such determination to (i) such Holder, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Holders (collectively, the “Inspectors”). Each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to a Holder) or use of any information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act; provided, however, that the Holder shall not sell Securities pursuant to the Registration Statement or otherwise engage in transactions in the Company’s securities until the Company makes such disclosure in an amendment or supplement to the Registration Statement, which the Company shall make as promptly as commercially reasonable consistent with its obligations under the Purchase Agreement, (b) the release of such information is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information has been made generally available to the public other than by disclosure in violation of this Agreement. Each Holder agrees that it shall, upon learning that disclosure of such information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Holder) shall be deemed to limit the Holders’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations and the Holders’ agreements with the Company.

h)	The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

i)	The Company shall use its best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure the inclusion for quotation of all of the Registrable Securities on the OTC Markets. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).

j)	The Company shall cooperate with the Holders who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend if such shares are sold pursuant to the registration statement to a person who is not an affiliate of the Company) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holders may reasonably request and registered in such names as the Holders may request provided that such shares have been sold pursuant to the Registration Statement or pursuant to Rule 144.

k)	If requested by a Holder, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as a Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by a Holder holding any Registrable Securities.

l)	The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

m)	The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

n)	Notwithstanding anything to the contrary herein, at any time, if (i) there is material non-public information regarding the Company which the Company’s Board of Directors (the “Board”) determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board determines not to be in the Company’s best interest to disclose and the Company is not otherwise required to disclose, or (iii) the Company is required to file a post-effective amendment to the Registration Statement to incorporate the Company’s quarterly and annual reports and audited financial statements on Forms 10-Q and 10-K, then the Company may suspend effectiveness of a registration statement for a period (“Grace Period”); provided that the Company may not suspend effectiveness of a registration statement under this Section 3(o) for more than twenty (20) consecutive days or for more than sixty (60) days in the aggregate during any three hundred sixty-five (365) day period and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period; provided, further, that no such suspension shall be permitted arising out of the same set of facts, circumstances or transactions; and provided, further, that the Company shall promptly notify the Holders in writing of (x) the date on which the Grace Period will begin and (y) the date on which the Grace Period ends (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Holder receives the notice referred to in clause (x) of the last proviso of the preceding sentence and shall end on and include the later of the date the Holder receives the notice referred to in clause (y) of the last proviso of the preceding sentence and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Holder in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale, prior to the Holder’s receipt of the notice of a Grace Period and for which the Holder has not yet settled if such shares have been sold pursuant to a Registration Statement or pursuant to Rule 144. If an event described in this Section 3(n) shall have occurred prior to the effectiveness of the Registration Statement the Required Filing Date and Required Effective Date shall be adjusted in the manner set forth in this Section 3(n).

o)	Unless otherwise required by law, neither the Company nor any Subsidiary or affiliate thereof shall identify any Holder as an underwriter in any public disclosure or filing with the SEC, the Principal Market or any Eligible Market and any Holder being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement or any other Restructure Document (as defined in the Restructure Agreement) without the prior approval of such Holder. A statement in the Registration Statement to the effect that a seller may be deemed to be an underwriter shall not be deemed to be a violation of this Section 3(p).

p)	Except as may be permitted by the Restructure Agreement, the Company shall not file any other registration statements until, or grant registration rights to any Person that can be exercised prior to the time that, all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the SEC, provided that this Section 3(q) shall not prohibit the Company from filing amendments (pre-effective and post-effective) to registration statements filed prior to the date of this Agreement; provided that no such amendment shall increase the number of securities registered on a registration statement. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof. The filing of a registration statement on Form S-8 shall not be deemed a violation of this Section 3(q). The Stockholders acknowledge that the Company has granted registration rights to QPRC Finance LLC (“QFL”) and shares of Common Stock held by or issuable to QFL, or QFL’s permitted transferees, may be included in the same registration statement as the Stockholders’ shares. At such time as QFL, or QFL’s permitted transferees, no longer hold any shares of Common Stock which are or may be subject to registration rights, the 50,000,000 limitation in the number of shares which the Holders may include in any Registration Statement as set forth in the definitions of Initial Registrable Securities, Additional Registrable Securities and Additional Required Registration Amount shall be terminated and such definitions shall cease to refer to 50,000,000 shares.

4)	OBLIGATIONS OF THE HOLDER.

a)	At least three (3) Business Days prior to the first anticipated Filing Date of a Registration Statement, the Company shall notify each Holder in writing of the information the Company requires from each such Holder if such Holder elects to have any of such Holder’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it and any relationship between such Holder and the Company as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b)	Each Holder, by such Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from such Registration Statement.

c)	Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Holder’s receipt of copies of the supplemented or amended prospectus as contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Holder in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Holder has not yet settled if the Registrable Securities were sold pursuant to the Registration Statement or Rule 144. Each Holder shall also comply with all lock-up restrictions to which any Registrable Securities are subject.

d)	Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement. If the Company’s transfer agent requires that the Company’s counsel render an opinion in connection with any sale pursuant to a Registration Statement, the Holder shall provide the Company’s transfer agent and the Company’s counsel with such information regarding such sale as shall be reasonably required by the Company’s counsel to verify that the shares were sold pursuant to the Registration Statement and the prospectus delivery requirements were complied with.

5)	EXPENSES OF REGISTRATION.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.

6)	INDEMNIFICATION.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a)	To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Holder, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls any Holder within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim as provided in Section 6(b). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) shall not apply to expenses or damages which arise out of an Indemnified Person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the 1933 Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Holder pursuant to Section 9.

b)	In connection with any Registration Statement in which a Holder is participating, each such Holder agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Holder shall reimburse the Indemnified Party for any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Holder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Holder pursuant to Section 9.

c)	Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Holders holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate reasonably with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d)	The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e)	The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7)	CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8)	REPORTS UNDER THE 1934 ACT.

With a view to making available to the Holder the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

a)	make and keep public information available, as those terms are understood and defined in Rule 144;

b)	file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act including those reports and documents that would be required to be filed by the Company if its common stock were registered under Section 12 of the 1934 Act ; and

c)	furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

9)	ASSIGNMENT OF REGISTRATION RIGHTS.

The rights under this Agreement shall be automatically assignable by the Holders to any transferee of all or any portion of such Holder’s Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned and (c) any other information which the Company requests in order to reflect such transferee as a selling stockholder in the Registration Statement; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of applicable law and the Restructure Documents.

10)	AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders; provided that any such amendment or waiver that complies with the foregoing but that disproportionately, materially and adversely affects the rights and obligations of any Holder relative to the comparable rights and obligations of the other Holders shall require the prior written consent of such adversely affected Holder. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Holder and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities as of the date of such amendment. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to this Agreement.

11)	GOVERNING LAW; DISPUTES

a)	Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule, and shall be construed and enforced in accordance with the law.

b)	Arbitrable Claims. All actions, disputes, claims and controversies under common law, statutory law, rules of professional ethics, or in equity of any type or nature whatsoever, whether arising before or after the date of this Agreement, and directly relating to: (i) this Agreement or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (ii) any previous or subsequent agreement between Holder and Company related to the subject matter hereof to the extent set forth in Section 12)e); (iii) any act or omission committed by Holder or its Representatives with respect to this Agreement, or by any member, employee, agent, or lawyer of Holder with respect to this Agreement, whether or not arising within the scope and course of employment or other contractual representation of Holder (provided that such act arises under a relationship, transaction or dealing between Holder and Company); or (iv) any act or omission committed by Company with respect to this Agreement, or by any employee, agent, partner or lawyer of Company with respect to this Agreement whether or not arising within the scope and course of employment or other contractual representation of Company (provided that such act arises under a relationship, transaction or dealing between Holder and Company) (collectively, the “Disputes”), will be subject to and resolved by binding arbitration under this Section 11(b) and Section 11(c) below, provided however, that nothing in this Section 11 shall limit the rights, if any, of Holder to commence or maintain judicial proceedings pursuant to the Restructure Agreement and other Restructure Documents.. The Parties agree that the arbitrators have exclusive jurisdiction, to the exclusion of any court (except as specifically provided with regard to prejudgment, provisional, or enforcement proceedings in Section 11(d), to decide all Disputes.

c)	Administrative Body; Situs. Any Dispute arising out of or relating to this Agreement, including the breach, termination, enforcement, interpretation or validity thereof, or the determination of the scope or applicability of this Agreement to arbitrate, shall be determined by arbitration in New York, New York, before a single arbitrator. The arbitration shall be administered using the arbitration rules of the American Arbitration Association (“AAA”) current at the time the Dispute is brought, which rules are deemed to be incorporated herein by reference. Each Party shall, upon written request, promptly provide the other Party with copies of all information on which the producing party may rely in support of or in opposition to any claim or defense and a report of any expert whom the producing Party may call as a witness in the arbitration hearing.

d)	Prejudgment and Provisional Remedies. Either Party may commence judicial proceedings only for the purpose(s) of: (i) enforcement of the arbitration provisions; (ii) obtaining appointment of arbitrator(s); (iii) preserving the status quo of the Parties pending arbitration as contemplated herein; (iv) preventing the disbursement by any Person of disputed funds, or (v) preserving and protecting the rights of either Party pending the outcome of the arbitration. Any such action or remedy will not waive a Party’s right to compel arbitration of any Dispute, and any Party may also file court proceedings to have judgment entered on the arbitration award. In any action for prejudgment or provisional relief, any court in which such relief is sought shall determine the availability of such relief without regard to any defenses that may be asserted by the other Party, and any such defenses shall be referred to the exclusive jurisdiction of the arbitrators under Section Error! Reference source not found.. The Parties further agree that a court shall not defer or delay granting prejudgment or provisional relief while any such arbitration takes place. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e)	Attorneys’ Fees. If Company or Holder brings any other action for judicial relief with respect to any Dispute (other than those precisely described in Section 11)d)), the Party bringing such action will be liable for and immediately pay all of the other Party’s costs and expenses (including attorneys’ fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If Company or Holder brings or appeals an action to vacate or modify an arbitration award and such Party does not prevail, such Party will pay all costs and expenses, including attorneys’ fees, incurred by the other Party in defending such action.

f)	Enforcement. Any award rendered under this Section shall not be subject to appeal and shall be enforceable in any and all jurisdictions.

g)	Confidentiality of Awards. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Agreement may be confirmed as a judgment or order in any state or federal or other national court of competent jurisdiction where proceedings are necessary or appropriate to enforce any award or order. This Agreement concerns transactions involving commerce among several state and foreign countries. Nothing in this Agreement shall be construed to prohibit any disclosure required by law.

12)	MISCELLANEOUS.

a)	A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

b)	Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and delivered in accordance with the Restructure Agreement.

c)	Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d)	If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

e)	This Agreement, the other Restructure Documents (as defined in the Restructure Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Restructure Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

f)	Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g)	The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h)	This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i)	Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j)	All consents and other determinations required to be made by the Holders pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders, determined as if the outstanding Options then held by Holders have been exercised for Registrable Securities without regard to any limitations on exercise of the Options.

k)	The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

l)	This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

m)	The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder, and no provision of this Agreement is intended to confer any obligations on any Holder vis-à-vis any other Holder. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

COMPANY:

QUEST PATENT RESEARCH CORPORATION

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	Chief Executive Officer

INTELLIGENT PARTNERS, LLC

By:	/s/ Andrew C. Fitton
Name:	Andrew C. Fitton
Title:	Manager

STOCKHOLDERS

/s/ Andrew C. Fitton
Andrew C. Fitton

/s/ Michael Carper
Michael Carper

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